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                                  Applicants signing in New York must use this form.    Lincoln Life & Annuity
                                                                                          Company of New York
[LINCOLN FINANCIAL GROUP(R) LOGO]             American Legacy                                  Home Office
                                        Variable Annuity Application                       Syracuse, New York
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All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
INITIALED BY THE CONTRACT OWNER.

1a  Contract Owner  Maximum age of Contract Owner is 85. If Trust is owner, trust documents are required.
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------  ----------------------------------
Name (First, Middle Initial, Last)                           Social Security Number/TIN

                                                                                                   Male   Female
-----------------------------------------------------------  ----------------------------------  --     --
Street Address (Physical Street Address required)            Date of Birth


-----------------------------------------------------------  ----------------------------------
City State Zip                                               Home Telephone Number
                                                                                                  Is Trust revocable*
                                                                                                      Yes     No
                                                                                                   ---     ---
-----------------------------------------------------------  ----------------------------------
Trustee Name*                                                Date of Trust*


1b Joint Contract Owner Maximum age of Joint Contract Owner is 85.
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-----------------------------------------------------------  ----------------------------------
Name (First, Middle Initial, Last)                           Social Security Number/TIN

                                                               Male   Female   Spouse   Non-Spouse
-----------------------------------------------------------  --     --       --       --
Date of Birth

2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner is younger, will be the Annuitant.)
Maximum age of Annuitant is 85.
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-----------------------------------------------------------  ----------------------------------
Name (First, Middle Initial, Last)                           Social Security Number/TIN

                                                                                                   Male   Female
-----------------------------------------------------------  ----------------------------------  --     --
Street Address (Physical Street Address required)                            Date of Birth


-----------------------------------------------------------  ----------------------------------
City State Zip                                                           Home Telephone Number


2b  Contingent Annuitant Maximum age of Contingent Annuitant if 85
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------  ----------------------------------
Name (First, Middle Initial, Last)                           Social Security Number/TIN


3  Beneficiaries (Share percentage must equal 100%. State beneficiaries full legal name.
List additional beneficiaries in Section 7.
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                                                                                                                     %
-------------------------------------------  -------------------------------------  -------------  ----------  -------
Full Legal Name    Primary    Contingent     Relationship to Contract Owner         Date of Birth   SSN/TIN
                 --         --

----------------------------------------------------------------------------------------------------------------------
Beneficiary Address (Physical Street Address required)

                                                                                                                     %
-------------------------------------------  -------------------------------------  -------------  ----------  -------
Full Legal Name    Primary    Contingent     Relationship to Contract Owner         Date of Birth   SSN/TIN
                 --         --

----------------------------------------------------------------------------------------------------------------------
Beneficiary Address (Physical Street Address required)

                                                                                                                     %
-------------------------------------------  -------------------------------------  -------------  ----------  -------
Full Legal Name    Primary    Contingent     Relationship to Contract Owner         Date of Birth   SSN/TIN
                 --         --

----------------------------------------------------------------------------------------------------------------------
Beneficiary Address (Physical Street Address required)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.        Page 1 of 3
ANF06747NY1                                                                             ANF06747NY-AL 11/11
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4 Type of Contract (only choose one)
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   Nonqualified: (Do NOT select plan type)
 --
   Tax-Qualified (Must complete plan type)
 --
Plan Type (Check one):
  Roth IRA     Traditional IRA         SEP     403(b)            *(Non-ERISA transfers only)
--           --                      --      --
  Other
--     ----------------------------------------
*Additional Qualified Retirement Plan Hold Harmless Agreement Required.


5 Replacement Must complete this section
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What is the total amount of annuities and all inforce insurance on your life? (Please list in the box below.)
If none, check this box:
                         --


COMPANY    FACE AMOUNT              POLICY/CONTRACT     ISSUE DATE     REPLACEMENT OR     CHECK HERE IF
           (LIFE INSURANCE ONLY)    NUMBER              (MM/DD/YY)     CHANGE OF          1035EXCHANGE
                                                                       POLICY/OWNER
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                                                                         Yes     No
                                                                       --      --
--------------------------------------------------------------------------------------------------------
                                                                         Yes     No
                                                                       --      --
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6 Additional Remarks
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7 Declarations and Signatures
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The annuity will become effective on the date of issue. In the event the initial purchase payment is not acceptable, the Company's liability is limited to the return of the payment made. Any annuity issued upon this application shall be considered a contract of the state in which the contract is delivered and its terms shall be construed in accordance with the laws of that state.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount. I/We understand that all  payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s)
is correct as it appears in this application.

----------------------------------------------  -------------------------------------------------  --------------
Signature of Contract Owner                     Signature of Joint Contract Owner (if applicable)  Date


----------------------------------------------  -------------------------------------------------
Dated at (City and State)                       Dated at (City and State)


-------------------------------------------------------------------------------------  ------------
Signature of Annuitant (Annuitant must sign if Contract Owner is Trust or Custodian.)  Date

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(a) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

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8 Representative's Signature
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Does the applicant have any existing life insurance policies or annuity contracts?    Yes    No
                                                                                    --     --
Will the proposed contract replace any existing annuity or life insurance?    Yes    No
                                                                            --     --

The representative hereby certifies he/she witnessed the signature(s) in Section 7 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


----------------------------------------  -------------------------------------
Signature of Registered Representative    Registered Representative SS#












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ANF06747NY1                                                                               ANF06747NY-AL 11/11

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